Exhibit 32.1
            CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
         18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
                     OF THE SARBANES-OXLEY ACT OF 2002

I, Kenneth R. Risk, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the quarterly report of George Risk Industries, Inc. on Form 10Q dated October 31, 2009 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10QSB fairly presents in all material respects the financial condition and results of operations of George Risk Industries, Inc.

Date:  December 21, 2009      By:  /s/  Kenneth R. Risk
                              Kenneth R. Risk
                              President and Chief Executive Officer